Exhibit 10.8














                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                          Adopted by Board of Directors

                                December 26, 1984

                                 PLAN YEAR 1996



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                                   SCHEDULE B
                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             1996 PERFORMANCE GOALS

     Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL PERFORMANCE GOALS FOR THE 1996 PLAN YEAR

The net operating income of NPB before securities and mortgage transactions for 1996 must exceed the net operating income of NPB before securities and mortgage transactions for 1995.

EXTERNAL PERFORMANCE GOALS FOR THE 1996 PLAN YEAR

The net operating income of NPB before securities and mortgage transactions on realized return on average common equity for 1996 must exceed the average of the net operating income before securities and mortgage transactions on realized return on average common equity for 1995 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.




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                                  SCHEDULE B-1
                                 PAY OUT FORMULA

      1. Obtaining an operating return on average equity triggers an incentive pay out as follows:


            100% of peer group                       $0

            100.1% of peer group                     .031% of average assets

            130% of peer group                       .11% of average assets


            Interpolation is required between 100.1% and 130%.



      2. Obtaining #1 in return on equity triggers an added pay out of $25,000.












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                                  SCHEDULE B-2

     There is a change in the peer group from last year. The list of the nine banking companies which form the peer group are:

                           Dauphin Deposit Corporation
                           Univest (Souderton)
                           Keystone Heritage
                           Fulton Financial Corp.
                           Susquehanna Bancshares
                           Harleysville National Corp.
                           Financial Trust Corp.
                           Keystone Financial
                           S & T Bancorp


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                                   SCHEDULE C
                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                            DEFERRAL ELECTION LETTER

TO THE COMMITTEE:

     In accordance with National Penn Bancshares, Inc., Executive Incentive Plan, effective January 1, 1984, I hereby request to defer receipt of that portion of any award earned by me (to the extent provided in Paragraph 2 below) for services rendered as an eligible Participant in the Plan during the calendar year specified below and eligible to be received in cash. This election shall be governed by all of the provisions of the Plan.

      1.    This request shall be effective beginning with calendar year 1996.

      2. This request shall apply to _____________________of my award. (Expressed as "all" or a designated dollar or percentage limitation.)

      3. My deferred award and the interest thereon shall become payable on the January 1 next following the date I retire or otherwise cease to be employed by NPB or an Affiliate of NPB.

      4. I irrevocably elect that, when payable, my deferred award and the interest thereon shall be paid to me as indicated below:

            (   ) In one lump sum.

            (   ) In a series of five annual installments.

            (   ) In a series of ten annual installments.

     I agree that such terms and conditions shall be binding upon my beneficiaries, distributees, and personal representatives. Unless noted below, my beneficiaries shall be the same as designated for my group life insurance.


_______________________             ___________________________
Date                                Signature of Participant

                                        Approved By:


_______________________             ___________________________
Date                                Signature of the Chairman of the Committee